Exhibit 99.2

February 10, 2015

Sabre Corporation Announces Closing of Secondary Offering of Common Stock

SOUTHLAKE, Texas, February 10, 2015 — Sabre Corporation (“Sabre” or the “Company”) (Nasdaq: SABR) today announced the closing of a public offering by existing stockholders affiliated with TPG Global, LLC and Silver Lake Management Company, L.L.C. and certain members of Company management of 27,370,000 shares of common stock, including 3,570,000 shares of common stock sold pursuant to the full exercise of the underwriters’ option to purchase additional shares. The Company did not sell any shares in this offering and did not receive any proceeds from the sale of the shares by the selling stockholders.

Goldman, Sachs & Co., BofA Merrill Lynch, Morgan Stanley and Deutsche Bank acted as joint bookrunners for this offering. In addition, Evercore ISI, Jefferies, Foros, TPG Capital BD, LLC, Cowen and Company, Bernstein, William Blair, Mizuho Securities, Natixis and The Williams Capital Group, L.P. acted as co-managers for this offering.

A registration statement related to these securities was declared effective as of February 4, 2015 by the Securities and Exchange Commission. The offering was made only by means of the written prospectus forming part of the effective registration statement. A final prospectus describing the terms of the offering has been filed with the SEC. A copy of the final prospectus related to the offering may be obtained from Goldman, Sachs & Co., Attention: Prospectus Department, 200 West Street, New York, NY 10282, or by calling 1-866-471-2526, facsimile: 1-212-902-9316 or by e-mail at prospectus-ny@ny.email.gs.com, or BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attention: Prospectus Department, or by email at dg.prospectus_requests@baml.com, or Morgan Stanley & Co. LLC at 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, or Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, NY 10005, or by calling 1-800-503-4611 or by email at prospectus.cpdg@db.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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About Sabre Corporation

Sabre® Corporation (NASDAQ: SABR) is a leading technology provider to the global travel and tourism industry. Sabre’s software, data, mobile and distribution solutions are used by hundreds of airlines and thousands of hotel properties to manage critical operations, including passenger and guest reservations, revenue management, flight, network and crew management. Sabre also operates a leading global travel marketplace, which processes more than $100 billion of estimated travel spend annually by connecting travel buyers and suppliers. Headquartered in Southlake, Texas, USA, Sabre operates offices in approximately 60 countries around the world.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this release regarding Sabre that are not historical or current facts are forward-looking statements. Such forward-looking statements convey Sabre’s current expectations or forecasts of future events. Forward-looking statements regarding Sabre involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of Sabre’s registration statement on Form S-1, the “Risk Factors” and “Forward-Looking Statements” sections of its Quarterly Report on Form 10-Q, and any of Sabre’s other applicable filings with the Securities and Exchange Commission. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date of this press release.

Contacts

Investors

Barry Sievert

682-605-0214

Barry.sievert@sabre.com

Media

Nancy St. Pierre

682-604-3864

Nancy.st.pierre@sabre.com